UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018 (January 15, 2018)

Victory Energy Corporation

(Exact name of registrant as specified in its charter)

    Nevada        002-76219-NY        87-0564472

(State or other jurisdiction of incorporation)    (Commission File Number)        (IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608
Austin, Texas 78746

(Address of principal executive offices)

(512) 347-7300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 1.01    Amendment to a Material Definitive Agreement.

As previously reported on August 24, 2017, Victory Energy Corporation (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Visionary Private Equity Group I, LP, a Missouri limited partnership (“VPEG”) on August 21, 2017, pursuant to which VPEG loaned $500,000 to the Company. Such loan is evidenced by a secured convertible original issue discount promissory note (the “Note”) issued by the Company to VPEG on August 21, 2017. The Note reflects an original issue discount of $50,000 such that the principal amount of the VPEG Note is $550,000, notwithstanding the fact that the loan is in the amount of $500,000. The Note does not bear any interest in addition to the original issue discount; provided that upon the occurrence of an event of default (as defined in the Note), interest upon the unpaid principal amount shall begin to accrue at a rate equal to the lesser of (i) eight percent (8%) per annum or (ii) the maximum interest rate allowed from time to time under applicable law. The Note was to mature on September 1, 2017 and is secured by a security interest in all of the Company’s assets. VPEG has the right, exercisable at any time prior to payment in full, to convert all or any portion of the principal amount then outstanding, plus all accrued but unpaid interest, into shares of the Company’s common stock at a conversion price equal to $0.04 per share, subject to adjustment.

As previously reported on October 17, 2017, the Company and VPEG entered into an amendment to the Loan Agreement and Note, dated October 11, 2017 (“Amendment No. 1”), pursuant to which the parties agreed to (i) increase the loan amount to $565,000, (ii) increase the principal amount of the Note to $621,500, reflecting an original issue discount of $56,500 and (iii) extend the maturity date to November 30, 2017.

As previously reported on November 22, 2017, the Company filed Amended and Restated Articles of Incorporation to, among other things, implement a 1-for-38 reverse split of the Company’s outstanding common stock, and such reverse split became effective on November 24, 2017 (the “Reverse Split”).

On January 17, 2018, the Company and VPEG entered into a second amendment to the Loan Agreement and Note (the “Amendment No. 2”), pursuant to which the parties agreed (i) to extend the maturity date to a date that is five business days following VPEG’s written demand for payment on the Note; (ii) that VPEG will have the option but not the obligation to loan the Company additional amounts under the Note on the same terms upon the written request of the Company; and (iii) that, in the event that VPEG exercises its option to convert the Note into shares of the Company’s common stock at any time after the maturity date and prior to payment in full of the principal amount of the Note, the Company shall issue to VPEG a five year warrant to purchase a number of additional shares of common stock equal to the number of shares issuable upon such conversion, at an exercise price of $1.52 per share and containing a cashless exercise feature and such other provisions as mutually agreed to by the Company and VPEG. The number of shares that will be issuable pursuant to the warrant, if issued and exercised will be, and the exercise price to purchase such shares was, calculated on a post Reverse Split basis.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as an exhibit to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the Note and the Amendment is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Note as amended by the Amendment is incorporated by reference into this Item 3.02. The issuance of the Note is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.    Description of Exhibit

10.1
Loan Agreement, dated August 21, 2017, between Visionary Private Equity Group I, LP and Victory Energy Corporation (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on August 24, 2017)

10.2
Secured Convertible Original Issue Discount Promissory Note issued by Victory Energy Corporation to Visionary Private Equity Group I, LP on August 21, 2017 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on August 24, 2017)

10.3
Amendment No. 1 to Secured Convertible Original Issue Discount Promissory Note and to Loan Agreement, dated October 11, 2017 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 17, 2017)

10.4	Amendment No. 2 to Secured Convertible Original Issue Discount Promissory Note and to Loan Agreement, dated January 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ENERGY CORPORATION

Date: January 17, 2018    /s/ Kenneth Hill

Name: Kenneth Hill
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

10.1
Loan Agreement, dated August 21, 2017, between Visionary Private Equity Group I, LP and Victory Energy Corporation (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on August 24, 2017)

10.2
Secured Convertible Original Issue Discount Promissory Note issued by Victory Energy Corporation to Visionary Private Equity Group I, LP on August 21, 2017 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on August 24, 2017)

10.3
Amendment No. 1 to Secured Convertible Original Issue Discount Promissory Note and to Loan Agreement, dated October 11, 2017 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 17, 2017)

10.4	Amendment No. 2 to Secured Convertible Original Issue Discount Promissory Note and to Loan Agreement, dated January 17, 2018